UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 15, 2022

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.
Dismissal of Independent Registered Public Accounting Firm
On March 15, 2022, the Audit Committee of the Board of Directors of Enstar Group Limited (the "Company") determined not to reappoint KPMG Audit Limited ("KPMG"), which has served as the Company's auditor since 2012, as the Company's independent registered public accounting firm for the year ending December 31, 2022.
KPMG’s audit reports on the Company’s consolidated financial statements as of, and for the years ended, December 31, 2021 and 2020, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the years ended December 31, 2021 and 2020 and the subsequent interim period through the date of the Audit Committee's decision not to reappoint KPMG, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure that, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter thereof in connection with its report on the Company's consolidated financial statements for either year, and there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the “SEC”) and requested that KPMG furnish a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of KPMG’s letter dated March 21, 2022 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Appointment of New Independent Registered Public Accounting Firm
On March 15, 2022, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The Audit Committee’s appointment of PwC is subject to the approval of the Company’s shareholders at the Company’s 2022 Annual General Meeting.
During the years ended December 31, 2021 and 2020 and the subsequent interim period through the date of the Audit Committee’s determination to appoint PwC, neither the Company nor anyone on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description
16.1	Letter of KPMG, dated March 21, 2022.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

March 21, 2022	By:	/s/ Orla Gregory
Orla Gregory
Chief Operating Officer and Acting Chief Financial Officer